OTHER INCOME, NET (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
OTHER INCOME, NET
Gain on disposal of investments, equity securities	$ 328	$ 0
Net foreign exchange gains/(loss)	159	(1)
Income of incentive payment from depository bank	0	256
Other	41	(201)
Total other income, net	$ 528	$ 54